[EXECUTION COPY]


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                             REIMBURSEMENT AGREEMENT

                          dated as of February 1, 1997

                                     between

                             PUBLIC SERVICE COMPANY
                                  OF NEW MEXICO

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION


                                   relating to

                            Pollution Control Revenue
                         Refunding Bonds, 1997 Series A
                      (Public Service Company of New Mexico
                                San Juan Project)


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
                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

         SECTION 1.   Definitions........................................  3

         SECTION 2.   Accounting Terms................................... 12

         SECTION 3.   Issuance of the Letter of Credit................... 12

         SECTION 4.   Reimbursements..................................... 12

         SECTION 5.   Advances........................................... 12

         SECTION 6.   Repayments and Prepayments of Advances............. 13

         SECTION 7.   Interest........................................... 13

         SECTION 8.   Fees............................................... 14

         SECTION 9.   Advance Account.................................... 15

         SECTION 10.  Increased Costs.................................... 15

         SECTION 11.  Payments and Computations.......................... 16

         SECTION 12.  Reduction and Reinstatement of Letter of Credit
                      Amount............................................. 17

         SECTION 13.  Obligations Absolute............................... 17

         SECTION 14.  Conditions Precedent............................... 18

         SECTION 15.  Representations and Warranties..................... 22

         SECTION 16.  Covenants.......................................... 26

         SECTION 17.  Events of Default.................................. 32

         SECTION 18.  Extension of the Termination Date.................. 36

         SECTION 19.  Amendments and Waivers............................. 37

         SECTION 20.  Notices............................................ 37

         SECTION 21.  No Waiver; Remedies Cumulative..................... 38

         SECTION 22.  Right of Set-Off................................... 38

         SECTION 23.  Indemnification.................................... 38

         SECTION 24.  Survival........................................... 39

         SECTION 25.  Transfer of the Letter of Credit................... 40

         SECTION 26.  Confirmation of Lien; Trust........................ 40

         SECTION 27.  Limited Liability of the Bank...................... 40

         SECTION 28.  Costs, Expenses and Taxes.......................... 41

         SECTION 29.  Severability....................................... 42

         SECTION 30.  Assignments and Participations..................... 42

         SECTION 31.  Governing Law...................................... 43

         SECTION 32.  Waiver of Jury Trial............................... 43

         SECTION 33.  Headings and Table of Contents..................... 43

         SECTION 34.  Counterparts....................................... 43

         SECTION 35.  Notification Relating to First Mortgage Bonds...... 44

SCHEDULE I  Disclosure Schedule

EXHIBIT A   Form of Irrevocable Letter of Credit No. 3003595

EXHIBIT B   Form of Pledge Agreement

EXHIBIT C   Form of Opinion of Keleher & McLeod, P.A., Special Counsel to the
            Company

EXHIBIT D   Form of Opinion of Winthrop, Stimson, Putnam & Roberts, Bond Counsel

EXHIBIT E   Form of Opinion of White & Case, Special New York and California
            Counsel to the Bank

                             REIMBURSEMENT AGREEMENT



         THIS REIMBURSEMENT AGREEMENT, dated as of February 1, 1997, between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank"),


                              W I T N E S S E T H:

         WHEREAS, the City of Farmington, New Mexico (the "Issuer"), pursuant to the laws of the State of New Mexico, has determined to issue and sell its Pollution Control Revenue Refunding Bonds, 1997 Series A (Public Service Company of New Mexico San Juan Project) in an aggregate principal amount of $40,000,000 (the "Bonds"), and to make the proceeds thereof available to the Company for the sole purpose of refunding a portion of the Issuer's outstanding Pollution Control Revenue Refunding Bonds, 1979 Series A (Public Service Company of New Mexico San Juan Project) in an equivalent aggregate amount (the "Refunded Bonds");

         WHEREAS, the Bonds shall be issued pursuant to Ordinance No. 97-1052, adopted January 28, 1997 by the Issuer (as supplemented by Resolution No.
97-870, adopted January 28, 1997, and as amended by Ordinance No. 97-1053, adopted February 11, 1997, and as hereafter modified, altered, amended, supplemented or confirmed by any and all ordinances and resolutions supplemental thereto or amendatory thereof adopted from time to time pursuant thereto, the "Ordinance");

         WHEREAS, First Security Bank of New Mexico, N.A. has been appointed as trustee under the Ordinance (in such capacity, together with its duly appointed successors, the "Trustee");

         WHEREAS, the obligations of the Issuer under the Ordinance are to be secured by an assignment by the Issuer of the Issuer's rights under the Installment Sale Agreement to the Trustee for the benefit of the holders of the Bonds;

         WHEREAS, in order to provide an inducement to the Trustee to accept its appointment under the Ordinance and an inducement to the purchase from time to time of the Bonds by all who shall at any time become holders thereof, the Company shall execute that certain Guaranty Agreement, dated as of February 1, 1997 (the "Guaranty"), in favor of the Trustee;

         WHEREAS, in accordance with the terms of the Guaranty, and as a condition precedent to the effectiveness of this Agreement, the Company desires to enter into that certain Forty-ninth Supplemental Indenture, dated as of February 1, 1997 (the "Supplemental First Mortgage Bond Indenture") to the Indenture of Mortgage and Deed of Trust, dated as of June 1, 1947 (as amended or modified from time to time, the "First Mortgage Bond Indenture"), between the Company and The Bank of New York, formerly known as Irving Trust Company (the "First Mortgage Bond Trustee") pursuant to which the Company proposes to issue two additional series of bonds designated as First Mortgage Bonds in an aggregate principal amount of not less than $40,000,000 (the "1997 First Mortgage Bonds") to the Trustee for the benefit of (i) the holders of the Bonds as collateral security for the Company's obligations under the Guaranty to pay the Guaranteed Amounts and (ii) the Bank as collateral security for the Company's obligations under this Agreement;

         WHEREAS, the obligations of the Company under this Agreement are also to be secured, pursuant to the Pledge Agreement, by a pledge of the Pledged Bonds to the Collateral Agent for the benefit of the Bank;

         WHEREAS, pursuant to the Bond Purchase Agreement, dated February 20, 1997, as amended, modified or supplemented from time to time (the "Bond Purchase Agreement"), between the Issuer, Lehman Brothers Inc., as underwriter, Citicorp Securities, Inc., as underwriter, and Morgan Stanley & Co. Incorporated, as underwriter (such underwriters being collectively herein referred to as the "Underwriters"), the Underwriters have agreed to purchase the Bonds;

         WHEREAS, in order to induce the Underwriters to enter into the Bond Purchase Agreement and in order to provide for the payment when due of:

                  (i) the principal of that portion of the Bonds (and/or that portion of the Purchase Price of such Bonds corresponding to principal) which are in the Flexible Mode with a Rate Period not ending later than the Scheduled Termination Date or in the Daily Mode or the Weekly Mode, and

                 (ii) interest on that portion of the Bonds (and/or that portion of the Purchase Price of such Bonds corresponding to interest) which are in the Flexible Mode with a Rate Period not ending later than the Scheduled Termination Date or in the Daily or Weekly Mode, at an assumed interest rate of 12% per annum:

                           (A) for a period of 209 days  (computed  on the basis
                  of a year of 365 days) on such portion of the Bonds which are, at the time, in the Flexible Mode, or

                           (B) for a period of 60 days (computed on the basis of
                  a year of 365 days) on such portion of the Bonds which are, at the time, in the Daily or Weekly Mode,

the Company has requested that the Bank issue the Letter of Credit (as defined below) to the Trustee in connection with the issuance of the Bonds.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit, the Company hereby agrees as follows:

         SECTION 1. Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in this Agreement and in the Disclosure
Schedule, the Letter of Credit, and each notice and other communication delivered from time to time in connection with this Agreement. The following terms, as used herein, have the following meanings:

         "Advance" is defined in Section 5.

         "Agreement" means this Reimbursement Agreement, as amended, modified or supplemented from time to time.

         "Alternate Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of

                  (a) the rate of interest most recently announced by the Bank at its San Francisco, California office as its reference rate; and

                  (b) the Federal Funds Rate most recently determined by the Bank plus 2 of 1% per annum.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Bank in connection with extensions of credit. Changes in the rate of interest on any extensions of credit bearing interest at the Alternate Base Rate will take effect simultaneously with each change in the Alternate Base Rate. The Bank will give notice promptly to the Company of changes in the Alternate Base Rate; provided that any failure to give such notice shall not affect the occurrence of any change in the rate of interest on any extensions of credit bearing interest at the Alternate Base Rate in accordance with the immediately preceding sentence.

         "Authorized Officer" means, with respect to the Company, those of its officers whose signatures and incumbency shall have been certified to the Bank pursuant to clause (a)(i)(H) of Section 14.

         "Available Moneys" is defined in the Ordinance.

         "Board of Directors" means either the board of directors of the Company or a duly authorized committee of that board.

         "Bank" is defined in the preamble.

         "Bond Purchase Agreement" is defined in the eighth recital.

         "Bond Ratings" is defined in the Credit Agreement.

         "Bonds" is defined in the first recital.

         "Business Day" means a day of the year on which banks located in all of the cities in which the principal offices of the Trustee, the Paying Agent, the Remarketing Agent, and the Bank are located are not required or authorized to remain closed and on which The New York Stock Exchange is not closed.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

         "Collateral Agent" means First Security Bank of New Mexico, N.A., as Collateral Agent under the Pledge Agreement, and its duly appointed successors.

         "Contractual Obligation" means, as to any Person, any provision of any "security" (as defined in the Securities Act of 1933, as amended) issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Controlled   Group"  means  all  members  of  a  controlled  group  of
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Corresponding Securities" is defined in the Ordinance.

         "Credit Agreement" means the U.S. $100,000,000 Revolving Credit Agreement, dated as of December 14, 1993, among the Company, as borrower, The Chase Manhattan Bank and Citibank N.A., as co-agents thereunder, and the banks named therein, as amended by Amendment No. 1, dated as of June 7, 1995, but without regard to any subsequent amendment, modification or waiver thereof.

         "Daily Mode" is defined in the Ordinance.

         "Debt" means (i) indebtedness of the Company or its Subsidiaries (other than under this Agreement) for borrowed money or the deferred purchase price of property or services in respect of which the Company or any Subsidiary is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which the Company or any Subsidiary otherwise assures a creditor against loss, and (ii) obligations under leases which are or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations the Company or any Subsidiary is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which the Company or any Subsidiary otherwise assures a creditor against loss.

         "Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Designated Subsidiary" is defined in the Credit Agreement.

         "Disclosure Documents" is defined in clause (e) of Section 15.

         "Disclosure  Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Company with the written consent of the Bank.

         "Drawing" means a drawing under the Letter of Credit to pay the principal of, interest on, and/or Purchase Price corresponding to principal or interest of, Bonds redeemed, purchased or deemed purchased or otherwise due in accordance with their terms pursuant to the Ordinance, and, in the case of Bonds purchased or deemed purchased, not remarketed by the Remarketing Agent on the date such Bonds are to be purchased or deemed purchased.

         "Environmental Law" is defined in the Credit Agreement.

         "ERISA" is defined in the Credit Agreement.

         "ERISA Affiliate" is defined in the Credit Agreement.

         "ERISA Event" is defined in the Credit Agreement; provided; however, that clause (c) of such definition shall be deemed to read as follows: "(c) the substantial cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Title IV of ERISA;".

         "Event of Default" is defined in Section 17.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum for each day during such period equal to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal fund brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on transactions received by the Bank from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means that certain letter agreement dated February 19, 1997 executed by the Company.

         "Final Draft" is defined in the Letter of Credit.

         "First Mortgage Bond" means any series of bonds issued pursuant to the First Mortgage Bond Indenture.

         "First Mortgage Bond Indenture" is defined in the sixth recital.

         "First Mortgage Bond Trustee" is defined in the sixth recital.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31.

         "Flexible Mode" is defined in the Ordinance.

         "Flexible Rate Period" means the Rate Period or Period (as defined in the Ordinance) applicable to Bonds in the Flexible Mode.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty" is defined in the fifth recital.

         "Guaranteed Amounts" is defined in the Guaranty.

         "Hazardous Material" is defined in the Credit Agreement.

         "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Related Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indemnified Liabilities" is defined in Section 23.

         "Indemnified Parties" is defined in Section 23.

         "Installment Sale Agreement" means the Amended and Restated Installment Sale Agreement (Amending and Restating the Installment Sale Agreement dated as of September 1, 1979), dated as of February 1, 1997, between the Issuer, as vendor, and the Company, as vendee, as amended, modified or supplemented from time to time.

         "Insufficiency" is defined in the Credit Agreement.

         "Issuance Date" is defined in Section 3.

         "Issuer" is defined in the first recital.

         "Letter of Credit" means the Letter of Credit substantially in the form of Exhibit A, issued by the Bank pursuant to Section 3, as amended, modified or supplemented from time to time.

         "Letter of Credit Amount" means, with respect to the Letter of Credit, $42,748,493.15, as reduced and reinstated from time to time as provided in the Letter of Credit.

         "Letter of Credit Fee" is defined in clause (a) of Section 8.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Material Adverse Effect" means, relative to any event, occurrence or circumstance of any nature whatsoever (including any adverse determination in any litigation, arbitration, investigation, proceeding or labor controversy), a material adverse effect on

                  (a) the financial condition, operations, assets, business or properties of the Company and its Designated Subsidiaries taken as a whole; or

                  (b) the validity or enforceability of this Agreement or any Related Document.

         "Maximum Amount" means, at any time, $42,748,493.15, less all permanent reductions of the Principal Component (as defined in the Letter of Credit) and the Interest Component (as defined in the Letter of Credit) made effective prior to or at such time.

         "Mode" is defined in the Ordinance.

         "Moody's" is defined in the Credit Agreement.

         "Multiannual Mode" is defined in the Ordinance.

         "Multiemployer Plan" is defined in the Credit Agreement.

         "Multiple Employer Plan" is defined in the Credit Agreement.

         "1997 First Mortgage Bonds" is defined in the sixth recital.

         "Official Statement" means the Official Statement relating to the Bonds, dated February 20, 1997, (including any documents incorporated therein by reference and any amendments, modifications or supplements thereto).

         "Ordinance" is defined in the second recital.

         "Organic Documents" means, as to any Person (including, without limitation, the Company or its Designated Subsidiaries), its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Participant" means the Bank or any entity to which the Bank or any Participant has granted a participation in the Letter of Credit and the rights and benefits under this Agreement.

         "PBGC" is defined in the Credit Agreement.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
Government Authority.

         "Plan" is defined in the Credit Agreement.

         "Pledge Agreement" means the Pledge Agreement, dated as of February 1, 1997, among the Company, the Collateral Agent and the Bank, substantially in the form of Exhibit B, as amended, modified or supplemented from time to time.

         "Pledged Bonds" is defined in the Pledge Agreement.

         "Preliminary Official Statement" means the Preliminary Official Statement relating to the Bonds, dated February 12, 1997 (including any documents incorporated therein by reference and any amendments, modifications or supplements thereto).

         "Prohibited Transaction" is defined in the Credit Agreement.

         "Purchase Price" is defined in the Ordinance.

         "Quarterly Payment Date" means the last Business Day of each of March, June, September and December.

         "Rate Period" is defined in the Ordinance.

         "Refunded Bonds" is defined in the first recital.

         "Reimbursement Obligations" means, at any time, without duplication, all unreimbursed Drawings under the Letter of Credit and all outstanding Advances at such time.

         "Related Documents" means the Installment Sale Agreement, the Guaranty, the Ordinance, the First Mortgage Bond Indenture (as supplemented from time to time including by the Supplemental First Mortgage Bond Indenture), the Bond Purchase Agreement, the Pledge Agreement, the Remarketing Agent Agreement, the Bonds, the 1997 First Mortgage Bonds and any other agreement or instrument relating thereto or otherwise executed and delivered in connection with the issuance of the Bonds.

         "Release" means a "release", as such term is defined in CERCLA.

         "Remarketing Agent" is defined in the Ordinance.

         "Remarketing Agent Agreement" means the Remarketing Agent Agreement, dated as of February 1, 1997, between the Company and the Remarketing Agent, as amended, modified or supplemented from time to time.

         "Requirement of Law" means, as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation, judgment, injunction, order, decree or other determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "S&P" is defined in the Credit Agreement.

         "Scheduled Termination Date" means February 21, 2000.

         "Single Employer Plan" is defined in the Credit Agreement.

         "Subsidiary" means any corporation of which the Company, indirectly or directly, owns more than 50% of the outstanding stock having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency.

         "Supplemental First Mortgage Bond Indenture" is defined in the sixth recital.

         "Taxes" is defined in clause (b) of Section 28.

         "Termination Date" means the close of business of the Bank on the earliest of

                  (a) the Scheduled Termination Date,

                  (b) the date on which the Bank shall have received written notice from the Trustee that the principal amount of and interest on the Bonds have been paid in full,

                  (c) the fifth Business Day following the date on which the Bank shall have received written notice from the Trustee of the occurrence of the effective date of the conversion of all of the Bonds into any Multiannual Mode or into the Flexible Mode with a Flexible Rate Period ending after the Scheduled Termination Date,

                  (d) the date the Bank honors a Final Draft drawn on the Letter of Credit,

                  (e) the fifth Business Day following the date on which the Bank shall have received written notice from the Trustee that an alternate letter of credit or alternate security has been substituted for the Letter of Credit in accordance with the Ordinance, or

                  (f) the date on which the Letter of Credit is surrendered to the Bank for cancellation.

         "Trustee" is defined in the third recital.

         "Underwriters" is defined in the eighth recital.

         "Weekly Mode" is defined in the Ordinance.

         "Welfare Plan" is defined in the Credit Agreement.

         "Withdrawal Liability" is defined in the Credit Agreement.

         SECTION 2. Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent consolidated financial statements of the Company and its consolidated Subsidiaries delivered to the Bank.

         SECTION 3. Issuance of the Letter of Credit. On at least one (1) Business Day's prior written notice from the Company to the Bank, on a date not later than February 21, 1997, and subject to the terms and conditions of this Agreement, the Bank agrees to issue on the Business Day specified in such notice (the "Issuance Date") the Letter of Credit in a stated amount equal to the initial Letter of Credit Amount, effective on the Issuance Date and expiring on the Termination Date.

         SECTION 4. Reimbursements. The Company shall pay to the Bank:

                  (a)  unless  otherwise   provided  by  Sections  5  and  6(a),
         immediately after (and on the same Business Day as) any amount is disbursed under the Letter of Credit, an amount equal to the amount of each Drawing under the Letter of Credit;

                  (b) upon notice from the Bank of the amount thereof, any and all charges and expenses, including reasonable transaction fees in connection with Drawings under the Letter of Credit, which the Bank may pay or incur relative to the Letter of Credit, together with all accrued and unpaid interest thereon at the rates set forth in Section 7; and

                  (c) upon notice from the Bank of the amount thereof, upon any transfer of the Letter of Credit in accordance with its terms, a sum in such amount as shall be necessary to cover the costs and expenses of the Bank incurred in connection with such transfer together with all accrued and unpaid interest thereon at the rates set forth in Section 7.

         SECTION 5. Advances. Subject to the terms and provisions of this Agreement (including, without limitation, the satisfaction of the conditions set forth in Section 14(b)), the proceeds of each Drawing shall constitute an advance made by the Bank to the Company on the date and in the amount of such Drawing, each such advance being hereinafter referred to as an "Advance".

         SECTION 6. Repayments and Prepayments of Advances.ents of Advances

         (a) The Company shall repay the aggregate outstanding principal amount of each Advance to the Bank immediately after (and on the same Business Day as) any demand by the Bank for such repayment, or without any such demand, on the Termination Date, together with all accrued and unpaid interest thereon at the rates set forth in Section 7.

         (b) The Company shall, upon the remarketing, pursuant to Article II of the Ordinance and the Remarketing Agent Agreement, of any Bonds purchased with the proceeds of a Drawing, repay to the Bank, without any demand by the Bank, an amount equal to the aggregate outstanding principal amount of the related Advance (or if less than all of the Bonds purchased with the proceeds of the such Drawing are remarketed, the portion of the Advance relating to such remarketed Bonds), together with all accrued and unpaid interest thereon at the rates set forth in Section 7.

         (c) The Company shall pay to the Bank at any time when the sum of

             (i)  the aggregate amount of all Reimbursement Obligations, plus

             (ii) the Letter of Credit Amount

exceeds the Maximum Amount at such time, the amount of such excess.

         (d) The Company may prepay the aggregate outstanding principal amount of any Advance, or a portion thereof, without premium or penalty on the following terms and conditions:

                  (i) the Company shall give the Bank at least one Business Day's prior written notice of its intent to prepay such Advance and the amount of such prepayment; and

                  (ii) each such prepayment, unless equal to the aggregate outstanding principal amount of all Advances, shall be in a minimum amount of $500,000 or in any larger integral multiple of $100,000.


         SECTION 7. Interest.

         (a) So long as no Default or Event of Default shall have occurred, each Advance shall bear interest from the date such Advance is made until the date it becomes due at a fluctuating interest rate per annum equal to the Alternate Base Rate plus 1.5% per annum; provided; however, that such fluctuating interest rate shall in no event be higher than the maximum rate permitted by applicable law. Such interest shall be payable in respect of each Advance (i) quarterly in arrears on each Quarterly Payment Date and (ii) on the date of repayment or prepayment (on the amount so repaid or prepaid).

         (b) (i) Upon the occurrence and during the continuation of a Default or Event of Default, Advances, and (ii) any and all amounts (whether principal, interest, fees or any other amount) unpaid by the Company when due (whether at stated maturity, upon acceleration, or otherwise) hereunder (in the case of amounts in respect of interest, to the maximum extent permitted by law) for each day from the date such amounts become due until payment in full, shall bear interest at a fluctuating interest rate per annum equal to the Alternate Base Rate plus 3% per annum; provided; however, that such fluctuating interest rate shall in no event be higher than the maximum rate permitted by applicable law. Such interest shall be payable on demand.

         SECTION 8. Fees

         (a) The Company shall pay to the Bank a nonrefundable letter of credit fee for the period from (and including) the Issuance Date to (but excluding) the Termination Date on the Letter of Credit Amount at a rate per annum (the "Letter of Credit Fee") determined as follows:

                  (i) If the Bond Rating assigned by Moody's and S&P is Baa2 and BBB, respectively, or higher, the Letter of Credit Fee shall be 0.35%;

                  (ii) During such times as subclause (a)(i) of this Section 8 is not applicable and the Bond Rating assigned by Moody's or S&P is at least Baa3 or BBB-, respectively, the Letter of Credit Fee shall be 0.45%;

                  (iii)  During  such  times as  neither  subclause  (a)(i)  nor
         (a)(ii) of this Section 8 is applicable and the Bond Rating assigned by Moody's or S&P is at least Ba1 or BB+, respectively, or higher, the Letter of Credit Fee shall be 0.75%;

                  (iv) During such times as none of subclauses (a)(i), (a)(ii) or (a)(iii) of this Section 8 is applicable and the Bond Rating assigned by Moody's or S&P is at least Ba2 or BB, respectively, the Letter of Credit Fee shall be 1.00%;

         provided that in the event of a split rating of two or more rating levels, the average of the two rating levels will apply for purposes of determining the applicable Letter of Credit Fee; provided, further, that if none of clauses (i) through (iv) is applicable, the Letter of Credit Fee shall be 1.75%.

The Letter of Credit Fee shall be payable in arrears on each Quarterly Payment Date and on the Termination Date. Any change in the Letter of Credit Fee resulting from a change in the Bond Ratings shall become effective on the day when such change in the Bond Rating shall be announced by S&P or Moody's, as the case may be.

         (b) The Company shall pay to the Bank the fees and other amounts set forth in the Fee Letter on the dates set forth therein.

         SECTION 9. Advance Account. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing each Advance and the amounts of principal and interest with respect thereto payable and paid from time to time hereunder. In any legal action or proceeding such accounts shall, in the absence of manifest error, be conclusive evidence of the existence and amounts of the obligations of the Company therein recorded. Notwithstanding the foregoing, the failure of the Bank to maintain such account or accounts or any error in maintaining such accounts shall not affect the obligations of any party hereto with respect to any Advance.

         SECTION 10. Increased Costs. Increased Costs

         (a) If any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof shall either (i) impose, modify or be deemed by the Bank to make applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank or (ii) impose on the Bank any other condition regarding this Agreement or the Letter of Credit, and the result of any event referred to in clause (a)(i) or clause
(a)(ii) shall be to increase the cost to the Bank of issuing, extending or maintaining the Letter of Credit (which increase in cost may be the result of the Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), then, within five (5) Business Days of demand by the Bank, the Company shall pay to the Bank all additional amounts which are necessary to compensate the Bank for such increased cost incurred by the Bank. All amounts payable pursuant to this clause (a) shall bear interest thereon if not paid within five (5) Business Days of such notice until payment in full thereof at the rate provided in clause (b) of Section 7. A certificate as to such increased cost incurred by the Bank as a result of any event mentioned in clause (a)(i) or clause (a)(ii) and setting forth the additional amount or amounts to be paid to it hereunder and setting forth in reasonable detail the basis therefor and the method of calculation thereof shall be prepared in good faith and submitted by the Bank to the Company and shall be conclusive (absent manifest error) as to the amount thereof. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

         (b) If after the date hereof the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations under the Letter of Credit to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) then, upon notice of such change by the Bank by submission to the Company of the certificate hereinafter described, the Company shall within five (5) Business Days of receipt of such notice, pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. All payments pursuant to this clause (b) shall bear interest thereon if not paid within five (5) Business Days of such notice until payment in full at the rate provided in clause (b) of Section 7. A certificate of the Bank claiming compensation under this clause (b) and setting forth the additional amount or amounts to be paid to it hereunder and setting forth in reasonable detail the basis therefor and the manner of calculation thereof shall be prepared in good faith and submitted by the Bank to the Company and shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

         SECTION 11. Payments and Computations. All payments by the Company to the Bank hereunder shall be made in lawful currency of the United States, without setoff, deduction or counterclaim, not later than the close of business of the Bank in San Francisco, California on the date due, in same day or immediately available funds, to such account as the Bank shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received by the Bank on the next following Business Day. All fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such fee is payable over a year comprised of 360 days. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 365 or 366 days, as the case may be. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate.

         SECTION 12. Reduction and Reinstatement of Letter of Credit Amount. The Letter of Credit Amount shall be reduced or reinstated, as the case may be, as specified in the Letter of Credit.

         SECTION 13. Obligations Absolute. The obligations of the Company under this Agreement and the Pledge Agreement shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof and thereof, under all circumstances whatsoever, including the following:

         (a) any lack of validity or enforceability of this Agreement, the Letter of Credit, the Bonds or any other Related Document;

         (b) any amendment or waiver of or any consent to departure from this Agreement, the Letter of Credit, the Bonds or any other Related Document;

         (c) the existence of any claim, set-off, defense or other rights which the Company or any other Person may have at any time against the Trustee, any of the Underwriters, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, any such beneficiary or any such transferee may be acting), any Participant or any other Person, whether in connection with this Agreement, the Related Documents or any unrelated transaction; provided, however, that nothing in this Section shall prevent the assertion of any such claim, set-off, defense or other rights by separate suit or counterclaim;

         (d) the existence of any claim, set off, defense or other rights which the Company or any other person may have at any time against the Bank in connection with any unrelated transaction;

         (e) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

         (f) payment by the Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; and

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         SECTION 14. Conditions Precedent.

         (a) Conditions Precedent to Issuance of Letter of Credit. The obligation of the Bank to issue the Letter of Credit on the Issuance Date shall be subject to the fulfillment of each of the following conditions precedent to the satisfaction of the Bank:

                  (i) The Bank shall have received on or before the Issuance Date the following, each dated such date, each in form and substance satisfactory to the Bank:

                          (A) the  opinion  of Keleher & McLeod,  P.A.,  special
                  counsel to the Company, substantially in the form of Exhibit C attached hereto;

                          (B)  the  opinion  of  Winthrop,   Stimson,  Putnam  &
                  Roberts, bond counsel, substantially in the form of Exhibit D attached hereto;

                          (C) the opinion of White & Case,  special New York and
                  California counsel to the Bank, substantially in the form of Exhibit E attached hereto;

                          (D) copies of the resolutions of the Board of Directors authorizing the execution, delivery and performance by the Company of this Agreement and the Related Documents to which the Company is a party, certified by the Secretary or an Assistant Secretary of the Company (which certificate shall state that such resolutions are all of the resolutions of the Board of Directors relating to the execution, delivery and performance by the Company of this Agreement and the Related Documents to which the Company is a party and that such resolutions are in full force and effect on the Issuance
                  Date);

                          (E) certified copies of all approvals, authorizations,
                  or consents of, or notices to or registrations with, any Governmental Authority required for the Company to enter into this Agreement and the Related Documents to which it is a party;

                          (F) a  certificate  of the  Secretary  or an Assistant
                  Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company pursuant hereto, upon which certificate the Bank may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of the Company cancelling or amending such prior certificate;

                          (G) a certificate  of the Trustee as to the authority,
                  incumbency and specimen signatures of officers of the Trustee authorized to execute and present certificates under the Letter of Credit and to otherwise communicate with the Bank regarding the Letter of Credit, upon which certificate the Bank may conclusively rely until it shall have received a further certificate of the Trustee cancelling or amending such prior certificate;

                          (H) executed  counterparts  of this  Agreement and the
                  Pledge Agreement and executed copies (or duplicates thereof) of each other Related Document, each of which shall be in form and substance satisfactory to the Bank (and in the case of copies, each of which shall be certified by the Company as being a true and correct copy of such other Related Document);

                          (I) a copy of the Official Statement certified by the
                  Company as being a true and correct copy thereof; and

                          (J) such other documents, instruments, approvals (and,
                  if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.


                  (ii)    On the Issuance Date,

                          (A) the  representations  and warranties  contained in
                  Section 15 of this Agreement and each of the Related Documents shall be true and correct on and as of the Issuance Date as though made on such date, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated the Issuance Date, to that effect;

                          (B) no Default or Event of Default shall have occurred
                  and be continuing, or would result from the issuance of the Letter of Credit or the execution and delivery of the Related Documents, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated the Issuance Date, to that effect;

                          (C) Since the date of the audited financial statements
                  described in clause (g) of Section 15, except as disclosed in the Disclosure Documents, there shall have been no change in the financial condition, operations, assets, business or properties of the Company and its Designated Subsidiaries that has resulted or could reasonably be expected to result in a Material Adverse Effect;

                          (D) the Issuer shall have executed and issued the
                  Bonds, and the Trustee shall have authenticated and delivered the Bonds to the Underwriters; and

                          (E) the  Company  shall have  executed  and issued the
                  1997 First Mortgage Bonds, and the First Mortgage Bond Trustee shall have authenticated and issued the 1997 First Mortgage Bonds to the Trustee to be held by it pursuant to the terms of the Ordinance.

                  (iii) The following statements shall be true and correct on the Issuance Date, and the Bank shall have received a certificate signed by a duly authorized officer of the Issuer, dated the Issuance Date, stating that:

                          (A) the  Issuer  shall have duly  adopted  resolutions
                  authorizing the execution, delivery and performance by the Issuer of the Bonds and each of the Related Documents to which the Issuer is a party and certified copies of such resolutions shall have been delivered to the Bank;

                          (B) the Issuer shall have duly authorized and executed
                  the Ordinance, and the Ordinance shall be in full force and effect (assuming the due execution and delivery thereof by the other parties thereto); and

                          (C) the Issuer shall have duly authorized,  signed and
                  delivered the Bonds to the Trustee for authentication and delivery pursuant to the Ordinance.

                  (iv) The Trustee shall have duly authorized and executed the Ordinance, and the Ordinance shall be in full force and effect as of the Issuance Date, and the Bank shall have received a certificate signed by a duly authorized officer of the Trustee, dated the Issuance Date, as to such due authorization.

                  (v) The First Mortgage Bond Trustee shall have duly authorized and executed the Supplemental First Mortgage Bond Indenture, and the First Mortgage Bond Indenture, as supplemented by all indentures supplemental thereto (including the Supplemental First Mortgage Bond Indenture), shall be in full force and effect as of the Issuance Date (assuming the due authorization, execution and delivery by the Company of the First Mortgage Bond Indenture and each indenture supplemental thereto (including the Supplemental First Mortgage Bond Indenture)), and the Bank shall have received a certificate signed by a duly authorized officer of the First Mortgage Bond Trustee, dated the Issuance Date, certifying, to the knowledge of such officer, to that effect.

                  (vi) The Bank shall have received payment of all fees, costs and expenses due and payable pursuant to Section 8 and Section 28, including reasonable fees and disbursements of counsel to the Bank (including allocated costs of in-house counsel and all disbursements of in-house counsel), if then invoiced.

         (b) Conditions Precedent to Advances. The obligation of the Bank to make any Advance on any date shall be subject to the fulfillment of the condition precedent to the satisfaction of the Bank on the date of such Advance that both before and after giving effect to such Advance, the following statements shall be true and correct

                  (i) the representations and warranties contained in Section 15 of this Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and

                  (ii) no Default or Event of Default shall have occurred and be continuing.

The acceptance of the benefits of each Advance shall constitute a representation and warranty by the Company to the Bank that all the conditions specified in this clause (b) of Section 14 exist as of the date of making such Advance.

         SECTION 15. Representations and Warranties. The Company represents and warrants to the Bank:

         (a) Organization; Qualification. The Company and each of its Designated Subsidiaries is validly organized and existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company and each of its Designated Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         (b) Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and each Related Document to which it is a party are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Company's Organic Documents or (ii) any Requirement of Law or Contractual Obligation binding on or affecting the Company or any of its Designated Subsidiaries, and do not result in or require the creation of any Lien upon or with respect to any of their respective properties, except as contemplated by the Pledge Agreement or the First Mortgage Bond Indenture.

         (c) Governmental Authorization, Investment Company Act. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Company of this Agreement or any Related Document to which the Company is or is to be a party other than New Mexico Public Utility Commission approvals relating to collateralization and refunding, each of which has been duly made or obtained and is in full force and effect. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (d) Binding Effect. Each of this Agreement and the Related Documents to which the Company is a party has been duly executed and delivered by the Company. Each of this Agreement and the Related Documents to which the Company is a party is a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors' rights generally.

         (e) Litigation. Except as disclosed in the Company's annual report on Form 10-K for the Fiscal Year ended December 31, 1996 (the "Disclosure Documents"), there is no pending or, to the knowledge of the Company, threatened litigation, arbitration, investigation, proceeding or labor controversy affecting the Company or any of its Designated Subsidiaries, or any of their respective properties, businesses, assets or revenues, which (i) is reasonably likely to have a Material Adverse Effect, or (ii) in any manner questions the validity of this Agreement, the Bonds or any other Related Document.

         (f) Related Documents. The representations and warranties of the Company set forth in the Related Documents to which the Company is a party are true and correct on and as of the date hereof and are hereby made to the Bank on and as of the date hereof as if set forth herein in full together with the related definitions.

         (g) Financial Information. The audited consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1996, and the related statements of earnings and cash flow of the Company and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to the Bank, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the period then ended.

         (h) No Material Adverse Effect. Since the date of the audited financial statements described in clause (g) of this Section, there has been no change in the financial condition, operations, assets, business or properties of the Company and its Designated Subsidiaries that would result in a Material Adverse Effect, except as disclosed in the Disclosure Documents.

         (i) Taxes. The Company and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         (j) Regulations G, U and X. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of the Letter of Credit will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as in effect from time to time, are used in this clause (j) with such meanings.

         (k) Ownership of Properties. The Company and each of its Designated Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
Section 5.02(a) of the Credit Agreement.

         (l)      ERISA Representations.

                  (i) Item 15(l) ("Plans, Multiemployer Plans and Welfare Plans") of the Disclosure Schedule contains a complete and accurate list of all Plans, Multiemployer Plans and Welfare Plans with respect to any employees of the Company or any of its ERISA Affiliates as of the date hereof.

                  (ii) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of the Company or any of its ERISA Affiliates.

                  (iii) Schedule B (Actuarial Information) to the 1996 annual report (Form 5500 Series) for each Plan of the Company, copies of which have been filed with the Internal Revenue Service, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

                  (iv) Neither the Company nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                  (v) Neither the Company nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan of the Company is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (vi) No Prohibited Transaction has occurred that has resulted in or is reasonably likely to result in a material liability of the Company.

         (m) Environmental Representation. The operations and properties of the Company and each of its Subsidiaries comply in all material respects with all Environmental Laws and neither utilize nor contain nor are affected by any Hazardous Materials that are not treated in compliance with all Environmental Laws, and on the date hereof, neither the Company nor any of its Subsidiaries has any material liability, contingent or otherwise, under any Environmental Law, except as set forth in the Disclosure Documents.

         (n)      Accuracy of Information.

                  (i) Except for information contained in Annex B to the Preliminary Official Statement and the Official Statement describing the Bank, as to which no representation is made,

                       (A) as of its date, the Preliminary Official Statement was,

                       (B)  as of its date, the Official Statement was,

                       (C) as of the date of any amendment or supplement thereto, the Official Statement as so amended or supplemented was, is or will be,

         accurate in all material respects for the purposes for which its use is, was, or shall be, authorized; and

                       (D) as of its date, the Preliminary Official Statement did not,

                       (E)  as of its date, the Official Statement did not,

                       (F) as of the date of any amendment or supplement thereto, the Official Statement as so amended or supplemented did not, does not, or will not,

         contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are or were made, not misleading.

                  (ii) All factual information furnished by or on behalf of the Company in writing to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby (other than information describing the Bank referred in clause (i)) and all other such factual information hereafter furnished by or on behalf of the Company to the Bank was, is or will be, as the case may be, true and accurate in every material respect on the date as of which such information is dated or certified, and was not, is not or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading on such date.

         (o) First Mortgage Bond Indenture, etc. The First Mortgage Bond Indenture grants to the First Mortgage Bond Trustee under the First Mortgage Bond Indenture a security interest in the property pledged to the First Mortgage Bond Trustee under the First Mortgage Bond Indenture. The 1997 First Mortgage Bonds are secured by the First Mortgage Bond Indenture pari passu with all other bonds issued and outstanding thereunder.

         SECTION 16. Covenants. Unless the Bank otherwise consents in writing, the Company agrees that during the term of this Agreement:

         (a)  Certain  Covenants.  Except as may be  otherwise  provided in this
Section 16, the Company will perform, comply with and be bound by, for the benefit of the Bank, each of its agreements, covenants and obligations contained in Article V of the Credit Agreement (other than Sections 5.01(a), 5.01(b), 5.01(c), 5.01(i) and 5.02(b) thereof), together with the related definitions not otherwise defined herein and ancillary provisions, as in effect on the date of execution hereof. The above-specified provisions of the Credit Agreement are hereby incorporated herein by reference, and will be deemed to continue in effect for the benefit of the Bank until the Letter of Credit has terminated and all amounts due hereunder have been paid in full, without limiting the foregoing, whether or not the Credit Agreement or any Commitment thereunder remains in effect. For purposes of the foregoing, (i) references in the provisions of the Credit Agreement incorporated herein by reference to the "Borrower" shall refer to the Company, (ii) references in the provisions of the Credit Agreement incorporated herein by reference to any of "Lender", "Lenders", and "Majority Lenders" shall refer to the Bank, (iii) the terms "Agreement", any "Note" or the "Notes", "hereto" and "hereof" when used in the provisions of the Credit Agreement incorporated herein by reference shall refer to this Agreement,
(iv) the terms "Default" or "Event of Default" shall be deemed to have the meanings given such terms herein; and (v) the terms "Advances" and "Commitment" shall be deemed to mean "obligations of the Company under this Agreement".

         (b) Financial Information, Reports, Notices, etc. The Company will furnish, or will cause to be furnished, to the Bank copies of the following financial statements, reports, notices and information:

                  (i) as soon as available and in any event within sixty (60) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company, the consolidated financial statements of the Company and its Subsidiaries for such Fiscal Quarter, including the consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of earnings (loss) and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief accounting Authorized Officer of the Company as having been prepared in accordance with GAAP, together with (A) a certificate of the chief financial Authorized Officer of the Company stating that no Default or Event of Default has occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Company has taken and proposes to take with respect thereto and (B) a schedule in form satisfactory to the Bank of the computations used by the Company in determining compliance with the covenants contained in Sections 5.01(h), 5.02(a), 5.02(c), 5.02(d) and 5.02(i) of the Credit Agreement;

                  (ii) as soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Company, a copy of the annual audit report for such Fiscal Year for the Company and its Subsidiaries, including therein the consolidated financial statements of the Company and its Subsidiaries for such Fiscal Year, including the consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of earnings (loss) and cash flows of the Company and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Bank of Arthur Andersen & Co. or other independent public accountants acceptable to the Bank, together with (A) a certificate of such accounting firm in substantially the form of Exhibit H to the Credit Agreement (with the schedules referred to therein attached thereto) addressed to the Bank, and (B) a certificate of the chief financial Authorized Officer of the Company stating that no Default or Event of Default has occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Company has taken and proposes to take with respect thereto;

                  (iii) as soon as possible and in any event within five (5) days after the occurrence of each Default or Event of Default, a statement of the chief financial Authorized Officer of the Company setting forth details of such Default or Event of Default and the action which the Company has taken and proposes to take with respect thereto;

                  (iv) as soon as possible and in any event within five (5) days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in clause
         (e) of Section 15 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in clause (e) of
         Section 15, notice thereof and copies of all material documentation relating thereto;

                  (v) promptly and in any event within fifteen (15) days after the sending or filing thereof, copies of all reports which the Company sends to any of its securityholders, and all reports and registration statements which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (vi) promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of the Company or of any of its Subsidiaries (A) pursuant to the terms of the Ordinance or the First Mortgage Bond Indenture, or (B) with respect to any pending or potential non-compliance with the terms of any other indenture, loan or credit or similar agreement, and not otherwise required to be furnished to the Bank pursuant to any other clause of this clause (b);

                  (vii) promptly upon receipt thereof, copies of all notices, requests and other documents received by the Company or any of its Subsidiaries under or pursuant to the Ordinance or the First Mortgage Bond Indenture with respect to any pending or potential noncompliance with the terms thereof, and, from time to time upon request by the Bank, such information and reports regarding the Ordinance and the First Mortgage Bond Indenture as the Bank may reasonably request;

                  (viii) promptly, and in any event within five (5) Business Days after any change in the information regarding Material Operating Leases of the type contained on Schedule VIII of the Credit Agreement is furnished by the Company to Moody's or S&P, notice of such change;

                  (ix) promptly and in any event within ten (10) Business Days after the Company or any of its ERISA Affiliates knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial Authorized Officer of the Company describing such ERISA Event and the action, if any, that the Company or such ERISA Affiliate has taken and proposes to take with respect thereto;

                  (x) promptly and in any event within five (5) Business Days after receipt thereof by the Company or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                  (xi) promptly and in any event within thirty (30) days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of the Company;

                  (xii) promptly and in any event within five (5) Business Days after receipt thereof by the Company or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan, copies of each notice received by the Company or any of its ERISA Affiliates concerning (A) the imposition of Withdrawal Liability by any Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Company or any of its ERISA Affiliates in connection with any event described in clause (A) or (B);

                  (xiii) promptly and in any event within ten (10) Business Days after the Company or any of its ERISA Affiliates knows or has reason to know that any Prohibited Transaction that is reasonably likely to result in a material liability of the Company has occurred, a statement of the chief financial Authorized Officer of the Company describing such Prohibited Transaction and the action, if any, that the Company or such ERISA Affiliate has taken and proposes to take with respect thereto;

                  (xiv) promptly after the amendment of, waiver to, or any other modification of, any Related Document, a copy of such amendment, waiver or modification;

                  (xv) promptly after the Company knows of the occurrence thereof, notice of any change in the Bond Rating assigned by either Moody's or S&P; and

                  (xvi) such other information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as the Bank may from time to time reasonably request.

         (c) Modes of Bonds. Notwithstanding any provision of the Ordinance to the contrary, the Company will not request or permit the Bonds to be partially converted into another Mode.

         (d) Use of Proceeds. The Company agrees that, with respect to the Bonds and the earnings thereon, no use thereof will be made which would (i) but for the covenant contained in this Section, have been reasonably expected at the time of the issuance of the Bonds, or (ii) if so reasonably expected, have caused the bonds to be "arbitrage bonds" within the meaning of Section 148 (or any successor provision thereto) of the Code, and the regulations proposed or in effect thereunder on the date of such use and applicable to obligations issued on the issuance date of the Bonds. The Company agrees to comply with the terms of Section 148 (or any successor provision thereto) of the Code, and any regulations promulgated thereunder.

         (e) Repayment of Refunded Bonds. On or before the Issuance Date, the Company shall have caused the Refunded Bonds to be defeased in full, and the Bank shall have received (i) a reliance letter from Winthrop, Stimson, Putnam & Roberts, bond counsel, addressed to the Bank, to the effect that the Bank may rely on their defeasance opinion relating to the Refunded Bonds, and (ii) a reliance letter or other evidence from Keleher & McLeod, special counsel to the Company, to the effect that the Bank may rely on their opinion relating to the Escrow Agreement (as defined in the Bond Purchase Agreement), which opinions shall in each case be in form and substance satisfactory to the Bank.

         (f) Amendments, Trustee, etc. The Company will not amend or otherwise permit to occur any amendment, modification or waiver of any of the terms of the Bonds or any other Related Document which could in any way increase the obligations of the Bank under the Letter of Credit or adversely affect the rights of the Bank without the prior written consent of the Bank. The Company will not cause the removal of the Trustee from its capacity or approve the appointment of a successor Trustee, without the prior written consent of the Bank in its sole discretion.

         (g) Compliance with Laws, Etc. The Company will comply, and will cause each of its Subsidiaries to comply, in all material respects with (i) all material laws, rules, regulations and orders (including, without limitation, ERISA and all applicable Environmental Laws) and (ii) all other laws, rules, regulations and orders, promptly upon discovery of any non-compliance.

         (h) Payment of Taxes, Etc. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien (other than a Permitted Lien (as defined in the Credit Agreement)) upon its property; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which adequate reserves in accordance with GAAP are being maintained.

         (i) Maintenance of Insurance. The Company will maintain, and will cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations, or will provide self-insurance, in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

         (j) Mergers, Etc. The Company will not merge with or into or consolidate with or into any Person, or acquire all or substantially all of the assets of any Person, or permit any of its Designated Subsidiaries to do so, except that (i) any Designated Subsidiary may merge or consolidate with or into or acquire assets of, any other Designated Subsidiary, (ii) any Designated Subsidiary may merge into the Company, and (iii) any Designated Subsidiary may dispose of assets to the Company; provided; however, that in each case, immediately after giving effect thereto, no Default or Event of Default would exist, and in the case of any such merger to which the Company is a party, the Company will be the surviving corporation.

         (k) No Surrender of First Mortgage Bonds. Notwithstanding any provision contained in Section 15.11 of the Ordinance to the contrary, the Company hereby agrees not to request the Trustee to release to the Company or to the First Mortgage Bond Trustee any amount of the First Mortgage Bonds (or Corresponding Securities, as the case may be) and not to accept any amount of the First Mortgage Bonds (or Corresponding Securities, as the case may be) so released, without the prior written consent of the Bank.

         SECTION 17. Events of Default. The following events shall be "Events of Default" hereunder:

         (a) the  Company  shall  fail to pay any  amount  under  Section  4(a),
Section 6, Section 7 or Section 8(a) when and as due; or shall fail to pay any other amount due hereunder when and as due and such failure shall continue for five (5) Business Days; or

         (b) for any reason (other than the termination or release thereof by the Collateral Agent at the direction of the Bank), the Pledge Agreement shall cease to be in full force and effect or the Company shall repudiate its obligations thereunder or the pledge and security interest under the Pledge Agreement shall at any time cease to constitute in favor of the Collateral Agent on behalf of the Bank a first priority perfected lien on the Pledged Collateral (as therein defined); or

         (c) (i) the First Mortgage Bond Indenture, including the Supplemental First Mortgage Bond Indenture, or the 1997 First Mortgage Bonds shall cease to be in full force and effect, or shall cease to provide the Liens, rights, powers and privileges purported to be created thereby (other than as a result of an exchange of the 1997 First Mortgage Bonds for Corresponding Securities in accordance with Sections 12.02(l) and 12.09(b) of the Ordinance), (ii) any Corresponding Securities or the Governing Instrument relating thereto shall cease to be in full force and effect, or shall cease to provide the Liens, rights, powers and privileges purported to be created thereby, or (iii) the Company, or any Authorized Representative of the Company, shall deny or disaffirm the Company's obligations under the First Mortgage Bond Indenture, including the Supplemental First Mortgage Bond Indenture, or the 1997 First Mortgage Bonds or under the Corresponding Securities or the applicable Governing Instrument, as the case may be; or

         (d) any provision of this Agreement or any Related Document shall at any time for any reason cease to be valid and binding on the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be denied or contested by the Company, or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Company seeking to establish the invalidity or unenforceability thereof, or the Company shall deny that it has any further liability or obligation thereunder; or

         (e) (i) the Company shall default in the observance or performance of any term, covenant or agreement incorporated in clause (a) of Section 16 by reference to Section 5.01(h) or 5.02(i) of the Credit Agreement, or contained in clause (b)(iii) or (k) of Section 16;

                  (ii) the Company or any Designated Subsidiary shall default in the observance or performance of any term, covenant or agreement (other than those referred to in clause (e)(i) of this Section 17) incorporated in clause (a) of Section 16 by reference to Section 5.02 of the Credit Agreement;

                  (iii) the Company or any Designated Subsidiary shall default in the observance or performance of any term, covenant or agreement (other than those referred to in clauses (e)(i) and (e)(ii) of this Section 17) contained in this Agreement, and such default shall remain unremedied for ten (10) days following delivery of notice from the Bank; or

         (f) any representation, warranty, certificate or statement made by the Company in this Agreement, any of the Related Documents or in any certificate, financial statement or other document delivered pursuant to this Agreement or any of the Related Documents shall prove to have been incorrect in any material respect when made or deemed made; or

         (g) a default under any Related Document shall occur; or

         (h) the Company or any of its Designated Subsidiaries shall

                  (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its Designated Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (iii) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its Designated Subsidiaries or for a substantial part of the property of
         any  thereof,  and  such  trustee,  receiver,   sequestrator  or  other
         custodian shall not be discharged within thirty (30) days (in connection therewith, the Company hereby expressly authorizes the Bank to appear in any court conducting any relevant proceeding during such 30-day period to preserve, protect and defend its rights under the Related Documents);

                  (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company or any of its Designated Subsidiaries, and, if any such case or proceeding is not commenced by the Company or such Designated Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Company or such Designated Subsidiary or shall result in the entry of an order for relief or shall remain for thirty (30) days undismissed (in connection therewith, the Company hereby expressly authorizes the Bank to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Related Documents); or

                  (v)     take any action authorizing any of the foregoing; or

         (i) (i) any ERISA Event shall have occurred with respect to a Plan of the Company or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Company or any of its ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Company and its ERISA Affiliates related to such ERISA Events) exceeds $5,000,000; provided; however, that an ERISA Event described in Section 302(f) of ERISA shall constitute an Event of Default without regard to such Insufficiency;

                  (ii) the Company or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Company and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $2,000,000 or requires payments exceeding $1,000,000 per annum;

                  (iii) the  Company or any of its ERISA  Affiliates  shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amount contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $2,000,000;

                  (iv) a Prohibited Transaction shall have occurred and the Company has incurred or is reasonably likely to incur liability in connection therewith in an amount exceeding $2,000,000;

         (j) a default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Debt of the Company or any of its Designated Subsidiaries having a principal amount, singly or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Debt if the effect of such default is to accelerate the maturity of any such Debt or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Debt or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity; or

         (k) any judgments or orders against the Company or any of its Designated Subsidiaries for the payment of money

              (A)       in excess of $20,000,000, or

              (B) which, when added to all other such judgments or orders rendered on or after the date of the Credit Agreement, exceeds $40,000,000 in the aggregate,

and either

                  (C) enforcement proceedings shall have been commenced by any creditor upon such judgment or order;

                  (D) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

If any Event of Default occurs and is continuing,

         (1) the Bank may, in its sole discretion, declare all Advances and all interest accrued thereon and all other amounts due hereunder or under the Pledge Agreement to be immediately due and payable, and upon such declaration, the same shall become and be immediately due and payable, without presentment, protest or other notice of any kind, all of which are hereby waived by the Company; (provided that, if an Event of Default specified in clause (h) of this Section 17 shall occur with respect to the Company, all Advances and all interest accrued thereon and all other amounts due hereunder or under the Pledge Agreement as aforesaid shall automatically become immediately due and payable without further act of the Bank);

         (2) the Bank may, in its sole discretion, either

                  (i) notify the Trustee of such Event of Default and upon satisfaction of the conditions set forth in the Ordinance, the principal of all Bonds then outstanding and the interest accrued thereon shall become immediately due and payable pursuant to Section 9.01(2) of the Ordinance; or

                  (ii) notify the Trustee pursuant to Section 3.01(c) of the Ordinance of a mandatory redemption of the Bonds by delivery of a notice substantially in the form of Exhibit 9 to the Letter of Credit; and

         (3) the Bank may, in its sole discretion, pursue all remedies available to it at law, by contract, at equity or otherwise.

         SECITON 18. Extension of the Termination Date. At least 120 days but no more than 180 days before the third anniversary of the Issuance Date and each subsequent anniversary of the Issuance Date, the Company may request in writing that the Bank extend the Scheduled Termination Date for a period of one year. Upon receipt of such request, the Bank may, in its sole discretion, agree to extend the Scheduled Termination Date, and, if the Bank shall so agree, it shall, within 30 days, notify the Company of any conditions precedent to the effectiveness of such extension and upon satisfaction of such conditions (if any) execute and deliver to the Trustee an amendment to the Letter of Credit substantially in the form of Exhibit 10 to the Letter of Credit.

         SECTION 19. Amendments and Waivers. No amendment or waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 20. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (a) if given by telecopier, when such telecopy is transmitted to the telecopier number specified below and receipt of such telecopy is acknowledged by the party to which it was transmitted, (b) if given by mail, ten days after such communication is deposited in the mail with first-class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

         To the Company:
         Public Service Company of New Mexico
         Alvarado Square
         Albuquerque, New Mexico  87158
         Attention:  Treasurer
         Telephone:  (505) 241-2700
         Telecopier: (505) 241-2369

         To the Bank:
         Bank of America NT & SA
         555 South Flower Street
         10th Floor
         Los Angeles, California 90071
         Attention:  Bob Eaton
         Telephone:  (213) 228-5599
         Telecopier: (213) 228-4062

         With a copy to:

         White & Case
         633 West Fifth Street
         Suite 1900
         Los Angeles, California 9071
         Attention:  Neil W. Rust, Esq.
         Telephone   (213) 620-7700
         Telecopier: (213) 687-0758

         SECTION 21. No Waiver; Remedies Cumulative. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

         SECTION 22. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement, irrespective of whether or not the Bank shall have made any demand hereunder although such obligations may be contingent or unmatured.

         SECTION 23. Indemnification. In consideration of the execution and delivery of this Agreement by the Bank, the Company hereby indemnifies, exonerates and holds the Bank and each of its officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a)any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Drawing under the Letter of Credit;

                  (b)the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties (including any action brought by or on behalf of the Company as the result of any determination by the Bank not to fund any Drawing under the Letter of Credit);

                  (c)by reason of any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Preliminary Official Statement (other than in Appendix B thereto) or in the Official Statement (other than in Appendix B thereto), or in any amendment, modification or supplement thereto, or the omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading;

                  (d)any investigation, litigation or proceeding related to any Environmental Law, any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Company or any of its Subsidiaries of any Hazardous Material; or

                  (e)the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Company or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Company or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 24. Survival. The obligations of the Company under this Agreement shall continue until the later of the Termination Date or the date upon which all amounts due or to become due to the Bank hereunder shall have been paid in full; provided, however, that the obligations of the Company pursuant to Section 23 and Section 28 shall survive the termination of this Agreement.

         SECTION 25. Transfer of the Letter of Credit. The Letter of Credit may be transferred in accordance with the provisions set forth therein.

         SECTION 26. Confirmation of Lien; Trust.

         (a) The Company hereby grants to the Bank, to secure payment by the Company of sums due hereunder, a lien on moneys or instruments (at such times as they become payable to the Company under the Ordinance) which the Company has an interest in or title to pursuant to the Ordinance, now or hereafter held by the Trustee under the Ordinance and in the right of the Company to receive any such moneys or instruments.

         (b) The Bank agrees to hold the proceeds of any lien or security interest referred to in clause (a) or to take or receive any collateral (other than the Pledged Bonds) as security for the Company's obligations under this Agreement, in each case in trust for the equal and pro rata benefit of itself, on the one hand, and the holders of the Bonds, on the other hand. No holder of any Bond nor the Trustee may exercise any rights under the trust established pursuant to this clause (b) unless and until the Trustee has drawn under the Letter of Credit pursuant to the Ordinance, and then only to the extent that a strictly conforming draft has not been honored by the Bank. Any right established hereunder for the benefit of any holder of any Bond shall: (i) be released, without any consent, waiver, notice or other action by such party, in the amount and to the extent of the satisfaction of the obligations due the holders of any Bond or to the extent of any payment to the Trustee pursuant to a Drawing under the Letter of Credit and (ii) terminate if (A) such termination would not lead to the Bank being released, prevented or restrained from or delayed in fulfilling its obligations under the Letter of Credit or (B) the absence of the agreement contained in this clause (b) would not result in the lowering or suspension by S&P or Moody's of its rating of the Bonds.

         SECTION 27. Limited Liability of the Bank. The Company assumes all risks of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any beneficiary or transferee in connection therewith; (b) the validity, or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged; or (c) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by (i) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof or (ii) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor under the Ordinance to whom the Letter of Credit has been transferred in accordance with its terms) of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         SECITON 28. Costs, Expenses and Taxes.

         (a) The Company agrees to pay on demand all out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel (including allocated costs of in-house counsel and all disbursements of in-house counsel), in connection with (i) the preparation of this Agreement and the Letter of Credit and otherwise in connection with the issuance of the Bonds and the preparation, authorization, execution and delivery of the Related Documents,
(ii) any amendments, modifications, extensions, supplements, consents or waivers hereto or thereto, and (iii) the administration or enforcement of this Agreement, the Bonds and the Related Documents and any other documents which may be delivered in connection herewith or therewith.

         (b) All payments by the Company of principal of, and interest on, the Advances and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any United States taxing authority, but excluding franchise taxes, agency profit taxes and taxes imposed on or measured by the Bank's net income or receipts (for which excluded items the Company has no liability) (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Bank an official receipt or other documentation satisfactory to the Bank evidencing such payment to such authority; and

                  (iii) pay to the Bank such additional amount or amounts as is necessary to ensure that the net amount actually received by the Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Bank with respect to any payment received by the Bank hereunder, the Bank may pay such Taxes and the Company will promptly pay such additional amounts (including any penalties, interest or expenses other than penalties, interest or expenses to the extent they arise from acts or omissions of the Bank) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

         (c) If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Company shall indemnify the Bank for any incremental Taxes, interest or penalties that may become payable by the Bank as a result of any such failure.

         SECTION 29. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION 30. Assignments and Participations.d Participations

         (a) This Agreement shall be binding upon the Company and its successors and assigns and inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided, however, that the Company may not assign all or any part of its rights or obligations under this Agreement without the prior written consent of the Bank.

         (b) The Bank may with the prior written consent of the Company (which consent may not be unreasonably withheld) assign to one or more financial institutions all, or a proportional part of all (in a minimum amount of not less than $5,000,000), of its rights and obligations under this Agreement, and such assignee shall assume such rights and obligations. Upon any such assignment the assignee shall become a party to this Agreement, shall be a "Bank" hereunder and shall be entitled to all of the rights and benefits hereunder (including, without limitation, the rights set forth in Sections 10, 22, 23 and 28).

         (c) The Bank may at any time sell or grant participations to any Participant in all or any part of, or any interest (undivided or divided) in, the Bank's rights and benefits under this Agreement, in which event the Participant shall not have any rights hereunder (the Participant's rights against the Bank to be as set forth in the agreement executed by the Bank in favor of the Participant), and all amounts payable by the Company hereunder shall be determined as if the Bank had not sold or granted any participation.

         SECTION 31. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 32. Waiver of Jury Trial. THE COMPANY AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY OR THE BANK. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK'S ENTERING INTO THIS AGREEMENT AND EACH SUCH RELATED DOCUMENT TO WHICH IT IS A PARTY.

         SECTION 33. Headings and Table of Contents. Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 34. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 35. Notification Relating to First Mortgage Bonds. (a) Upon the permanent reduction of the Principal Component (as defined in Letter of Credit) of the Letter of Credit by any amount, and subject to the payment in full of all of the Company's obligations under Section 4(a), Section 6, Section 7, Section 8 and Section 10 with respect to the amount of such reduction, the Bank will notify the Trustee

                  (i) on any date on which the Company issues a new series of First Mortgage Bonds or the Bonds are remarketed, that (A) such obligations have been paid in full with respect to an aggregate principal amount of 1997 First Mortgage Bonds equal to the lesser of
         (1) the amount of such reduction, and (2) the aggregate principal amount of such new series of First Mortgage Bonds or the aggregate principal amount of the Bonds so remarketed, and (B) any waiting period to which the Bank is entitled relating thereto has been waived;

                  (ii) on the 120th day after the later of (A) such reduction of the Principal Component (as so defined) of the Letter of Credit or (B) such payment in full, that such obligations have been paid in full with respect to an aggregate principal amount of 1997 First Mortgage Bonds equal to the amount of such reduction, to the extent not already referred to in the notice delivered pursuant to clause (a)(i).

         (b) Upon the Termination Date (as defined in Letter of Credit), and subject to the payment in full of all of the Company's obligations under Section 4(a), Section 6, Section 7, Section 8 and Section 10, the Bank will notify the Trustee

                  (i) on any date on which the Company issues a new series of First Mortgage Bonds or the Bonds are remarketed, that (A) such obligations have been paid in full with respect to an aggregate principal amount of 1997 First Mortgage Bonds equal to the aggregate principal amount of the 1997 First Mortgage Bonds or the aggregate principal amount of the Bonds so remarketed, the (B) any waiting period to which the Bank is entitled relating thereto has been waived;

                  (ii) on the 120th day after the later of (A) the Termination Date, or (B) such payment in full, that such obligations have been paid in full with respect to an aggregate principal amount of 1997 First Mortgage Bonds equal to the amount of the 1997 First Mortgage Bonds not already referred to in the notices pursuant to clause (a)(i) or clause
         (b)(i).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                           PUBLIC SERVICE COMPANY OF NEW MEXICO



                           By ___________________________
                              Name:
                              Title:


                           BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION



                           By ___________________________
                              Name:
                              Title:

                                                               EXHIBIT A
                                                         (to the Reimbursement
                                                              Agreement)



                          IRREVOCABLE LETTER OF CREDIT
                                   NO. 3003595

                                                            February 21, 1997

First Security Bank of New Mexico, N.A.,
  as Trustee
40 First Plaza, N.W.
3rd Floor
Albuquerque, New Mexico 87102
Attention:  Corporate Trust Services


Ladies and Gentlemen:

         1. Bank of America National Trust and Savings Association (the "Bank") hereby establishes, at the request and for the account of Public Service Company of New Mexico (the "Company"), in the favor of First Security Bank of New
Mexico, N.A., as trustee (the "Trustee") for the benefit of the Bondholders under Ordinance No. 97-1052 adopted January 28, 1997 (as supplemented by Resolution No. 97-870, adopted January 28, 1997, and as amended by Ordinance No. 97-1053, adopted February 11, 1997, and as hereafter modified, altered, amended, supplemented or confirmed by any and all ordinances and resolutions supplemental thereto or amendatory thereof adopted from time to time pursuant thereto, the "Ordinance") by the City of Farmington, New Mexico (the "Issuer"), pursuant to which $40,000,000 principal amount of the Issuer's Pollution Control Revenue Refunding Bonds, 1997 Series A (Public Service Company of New Mexico San Juan Project) (the "Bonds") are being issued, its Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"), in the aggregate amount of $42,748,493.15 (as more fully described below), effective immediately and expiring at the Bank's close of business on the earliest of:

                  (a) February 21, 2000, as such date may be extended from time to time by the Bank's issuance to the Trustee of an amendment hereto in the form of Exhibit 8 hereto, (as so extended, the "Scheduled Termination Date"),

                  (b) the date on which the Bank shall have received written notice from the Trustee that the principal amount of and interest on the Bonds have been paid in full,

                  (c) the fifth Business Day (as defined herein) following the date on which the Bank shall have received written notice from the Trustee of the occurrence of the effective date of the conversion of all of the Bonds into any Multiannual Mode or into the Flexible Mode with a Flexible Rate Period ending after the Scheduled Termination Date,

                  (d) the date on which the Bank honors a Final Draft (as defined herein) drawn hereunder,

                  (e) the fifth Business Day following the date the date on which the Bank shall have received written notice from the Trustee that an alternate letter of credit or alternate security has been substituted for this Letter of Credit in accordance with the Ordinance, or

                  (f) the date on which this Letter of Credit is surrendered to the Bank for cancellation,

(such earliest date, the "Termination Date"). Capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Reimbursement Agreement, dated as of February 1, 1997, between the Company and the Bank.

         2. The Bank hereby irrevocably authorizes the Trustee to draw on the Bank in accordance with the terms and conditions, and subject to reductions in amount and reinstatement, as hereinafter set forth, by the Trustee's drafts, an aggregate amount not exceeding $42,748,493.15 (Forty Two Million Seven Hundred Forty Eight Thousand Four Hundred Ninety Three and 15/100 Dollars) (the "Letter of Credit Amount"),

                  (a) of which an aggregate amount not exceeding $40,000,000 (Forty Million Dollars) may be drawn upon with respect to payment of principal or that portion of the Purchase Price of such Bonds corresponding to principal (the "Principal Component"), and

                  (b) of which an aggregate amount not exceeding $2,748,493.15 (Two Million Seven Hundred Forty Eight Thousand Four Hundred Ninety Three and 15/100 Dollars) may be drawn upon with respect to payment of interest (the "Interest Component").

         3. Only the Trustee may make Drawings under this Letter of Credit. Upon the payment to the Trustee or the Trustee's account of the amount specified in a draft drawn hereunder, the Bank shall be fully discharged of the Bank's obligation under this Letter of Credit with respect to such draft, and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to the Trustee or to any other person who may have made to the Trustee or who makes to the Trustee a demand for purchase of, or payment of principal of or interest on any Bond. Bonds which constitute "Company Bonds" within the meaning of the Ordinance are not entitled to any benefit of this Letter of Credit.

         4. Upon the honoring by the Bank of any draft drawn (each such drawing being a "Drawing") on any day under this Letter of Credit in respect of payment of the principal of, interest on, or Purchase Price for, any Bonds, the Letter of Credit Amount and the amount available to be drawn hereunder by the Trustee under any subsequent Drawing in respect of the Principal Component and/or Interest Component, as the case may be, of such Letter of Credit Amount shall be automatically reduced by an amount equal to the amount of principal and/or interest, as the case may be, of such Drawing made on such day.

         5. Subject to Sections 6 and 7 hereof, unless the Trustee shall have received notice from the Bank in writing within ten calendar days from the date of any Drawing with respect to the Interest Component to the effect that it has not been reimbursed in respect of such Drawing, the Letter of Credit Amount and the amount available to be drawn hereunder by the Trustee in any subsequent Drawing in respect of such Interest Component shall be automatically reinstated effective on the eleventh calendar day from the date of such Drawing.

         6. If the Trustee shall make a Drawing hereunder in respect of the Purchase Price of any Bonds in the form of Exhibit 3 hereto (other than pursuant to a Final Draft), and the Bank shall have been reimbursed in full in respect of that portion of the Purchase Price corresponding to principal or shall have received written notice from the Trustee of its receipt of funds from the Remarketing Agent for the account of the Bank sufficient to effect such reimbursement, the Letter of Credit Amount and the amount available to be drawn hereunder by the Trustee in any subsequent Drawing in respect of the Principal Component of such Letter of Credit Amount shall be automatically reinstated in an amount equal to the amount of such reimbursement. The Bank shall promptly notify the Trustee upon such reimbursement.

         7. The Letter of Credit Amount, and the amount available to be drawn hereunder by the Trustee in respect of the Principal Component and/or Interest Component, as the case may be, of such Letter of Credit Amount shall be permanently reduced upon the Bank's receipt of the Trustee's written and completed certificate in the form of Exhibit 6 hereto as set forth in such certificate. Upon the honoring by the Bank of a Final Draft in the form of
Exhibit 5 hereto on any day under this Letter of Credit, neither the Letter of Credit Amount nor the amount available to be drawn hereunder by the Trustee in respect of the Principal Component or the Interest Component shall be reinstated and the Letter of Credit shall expire in accordance with the terms of Section 1(d) hereof.

         8. Funds under this Letter of Credit are available to the Trustee in one or more Drawings against the Trustee's draft(s) payable, subject to Section 9 below, on the date of such draft(s) (other than a Final Draft) and drawn on the Bank, stating on its face: "Drawn under Bank of America National Trust and Savings Association, Irrevocable Letter of Credit No. 3003595" and,

                  (a) if the Drawing is being made with respect to payment of principal of the Bonds, accompanied by a certificate signed by the Trustee in the form of Exhibit 1 hereto appropriately completed,

                  (b) if the Drawing is being made with respect to payment of interest accrued on the Bonds, accompanied by a certificate signed by the Trustee in the form of Exhibit 2 hereto appropriately completed,

                  (c) if the Drawing is a Drawing being made with respect to the portion of the purchase price of Bonds corresponding to principal of the Bonds, accompanied by a certificate signed by the Trustee in the form of Exhibit 3 attached hereto appropriately completed, and

                  (d) if the Drawing is a Drawing being made with respect to the portion of the purchase price of Bonds corresponding to interest accrued on the Bonds, accompanied by a certificate signed by the Trustee in the form of Exhibit 4 hereto appropriately completed.

If the Drawing is a final Drawing being made hereunder with respect to the payment of principal or interest on any Bonds, funds under this Letter of Credit are available to the Trustee in a single Drawing against the Trustee's draft (the "Final Draft") payable, subject to Section 9 below, on the date of such draft and drawn on the Bank, stating on its face: "Drawn under Bank of America National Trust and Savings Association, Irrevocable Letter of Credit No. 3003595" and accompanied by a certificate signed by the Trustee in the form of
Exhibit 5 hereto appropriately completed.

         9. All draft(s) and certificate(s) hereunder shall be dated the date of presentation, which shall be made at the Bank's office located at 333 South Beaudry Avenue, Los Angeles, California, 90017 Attention: Standby Letter of Credit Department, or at any other office which may be designated by the Bank by written notice delivered to the Trustee (the Bank's "Office"). At the Trustee's option, demands for payment with respect to Drawings may be made by the Trustee under this Letter of Credit in the following manner:

                  (a) If the Bank receives actual delivery of the Trustee's original signed draft(s) and certificate(s) at the Bank's Office, all in strict conformity with the terms and conditions of this Letter of Credit, at or prior to 12:00 Noon (New York time) on a Business Day on or prior to the Termination Date, the Bank will honor the same not later than 3:00 p.m. (New York time) on the same Business Day in accordance with the Trustee's payment instructions. If the Bank receives the Trustee's draft(s) and certificate(s), all in strict conformity with the terms and conditions of this Letter of Credit, after 12:00 Noon (New York time) on a Business Day on or prior to the Termination Date, the Bank shall honor the same not later than 12:00 Noon (New York time) on the next succeeding Business Day or such later Business Day as the Trustee may specify in its demand.

                  (b) If the Trustee, by means of a telecopy of the draft(s) and certificate(s) in the appropriate form attached hereto and appropriately completed (to be followed promptly by delivery of an original signed copy), makes demand to the Bank's Office at or prior to 12:00 Noon (New York time) for payment hereunder, and provided such draft(s) and certificate(s) strictly conform to the terms and conditions hereof, the Bank shall honor the same not later than 3:00 p.m. (New York time) on the same Business Day as the Trustee may specify in its demand. If the Bank receives such telecopy of the draft(s) and certificate(s), all in strict conformity with the terms and conditions of this Letter of Credit, after the respective times set forth in this clause (b) on a Business Day on or prior to the Termination Date, the Bank shall honor the same not later than 12:00 Noon (New York time) on the next succeeding Business Day or such later Business Day as the Trustee may specify in its demand.

         10. In addition to the requirements of Sections 9(a) and 9(b) hereof, the Trustee agrees to use its best efforts to give telephone notice with respect to each such demand for any Drawing no later than the time specified for the delivery of the relevant notice, but any failure to give or any delay in giving such telephone notice shall not affect the validity of any demand for a Drawing. All telephone notices shall be made to the Bank's Standby Letter of Credit Department at (213) 345-6632, and all telecopier communications shall be made to the Bank at (213) 345-6694 (or any other telephone or telecopier number which may be designated by the Bank by written notice delivered to the Trustee).

         11. At the request of the Trustee, payment under this Letter of Credit may be made in immediately available funds by federal funds wire transfer to or by deposit into such account as the Trustee may specify to the Bank in writing for credit to the Paying Agent, the Trustee, or the securities depository with respect to the Bonds.

         12. As used herein, "Business Day" means a day of the year on which banks located in all of the cities in which the principal offices of the Trustee, the Paying Agent, the Remarketing Agent, and the Bank are located are not authorized or required to remain closed and on which The New York Stock Exchange is not closed.

         13. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded the Trustee as trustee under the Ordinance and may be successively so transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effective by the presentation to the Bank of this Letter of Credit accompanied by a certificate substantially in form of Exhibit 7 hereto.

         14. All payments made by the Bank hereunder shall be made from the Bank's own funds.

         15. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Ordinance and the Reimbursement Agreement), except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

         16. If the Termination Date occurs on a date on which the Bank is closed for reasons referred to in Article 17 of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500, then the Termination Date shall be extended to the Bank's close of business on the second Business Day on which the Bank is open following written notice to the Trustee from the Bank that the Bank has reopened.

         17. This Letter of Credit shall be governed by, and construed in accordance with, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 and, to the extent not inconsistent therewith, the laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York.



                                   Very truly yours,

                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION


                                   By:___________________________
                                      Name:
                                      Title:


                                   By:___________________________
                                      Name:
                                      Title:

                                                                   EXHIBIT 1
                                                                  to the Letter
                                                                   of Credit



                    CERTIFICATE FOR THE PAYMENT OF PRINCIPAL
                                       OF
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)




           The undersigned, a duly authorized officer of ________________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                    (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                    (2) The Bonds are entitled to the benefit of the Letter of Credit, and do not constitute Company Bonds.

                    (3) The Trustee is making a Drawing under the Letter of Credit with respect to the payment of principal of the Bonds in accordance with Section 5.01(a) of the Ordinance.

                    (4) The amount of principal of the Bonds which is due and payable (or which has been declared to be due and payable) is $_________________, and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

                    (5) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of principal of the Bonds and was computed in accordance with the terms and conditions of the Bonds, the Ordinance and the Letter of Credit.

                    (6) Payment is to be made in immediately  available funds by
         [federal   funds  wire  transfer   to/deposit   into]  account   number
         ________________  with  _________________  for  credit  to [the  Paying
         Agent/the Trustee].

                    (7) The draft accompanying this Certificate is not the Final Draft.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                  ---------------, ----.


                                            ---------------------------,
                                            as Trustee



                                            By:_________________________
                                               Name:
                                               Title:

                                                                    EXHIBIT 2
                                                                   to the Letter
                                                                     of Credit


                 CERTIFICATE FOR THE PAYMENT OF INTEREST ACCRUED
                                       ON
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of ________________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                  (2) The Bonds are in the [Flexible Mode with a Rate Period ending on or prior to the Scheduled Termination Date] [Weekly Mode] [Daily Mode], are entitled to the benefit of the Letter of Credit, and do not constitute Company Bonds.

                  (3) The Trustee is making a Drawing under the Letter of Credit with respect to the payment of interest accrued on the Bonds in accordance with Section 5.01(a) of the Ordinance.

                  (4) The aggregate amount of interest accrued on the Bonds which is due and payable (or which has been declared to be due and payable) is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

                  (5) Pursuant to Section 2(b) of the Letter of Credit, the aggregate amount drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds [cannot exceed $[____________] (an amount equal to accrued and unpaid interest on such Bonds for the immediately preceding 209 days at an assumed interest rate of 12% per annum (computed on the basis of a year of 365 days))]/ [cannot exceed $[__________] (an amount equal to accrued and unpaid interest on such Bonds for the immediately preceding 60 days at an assumed interest rate of 12% per annum (computed on the basis of a year of 365 days))]//, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.
----------
//This bracketed text to be used when the draw is with respect to Bonds that are in the Flexible Mode.

                  (6) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds.

                  (7) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds, the Ordinance and the Letter of Credit, and does not include any amount of interest which is included in any other draft presented on or prior to the date of this Certificate.

                  (8) Payment is to be made in immediately available funds by [federal funds wire transfer to/deposit into] account number
         ________________  with  _________________  for  credit  to [the  Paying
         Agent/the Trustee].

                  (9) The Draft accompanying this Certificate is not the Final Draft.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                   ---------------, ----.


                                          ---------------------------,
                                          as Trustee



                                          By:_________________________
                                             Name:
                                             Title:



----------
//   This bracketed text to be used when the draw is with respect to Bonds that are in the Weekly or Daily Mode.

                                                                     EXHIBIT 3
                                                                  to the Letter
                                                                    of Credit


                 CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
                           THE PURCHASE PRICE OF BONDS
                          CORRESPONDING TO PRINCIPAL OF
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of _______________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                  (2) The Bonds are in the [Flexible Mode with a Rate Period ending on or prior to the Scheduled Termination Date] [Weekly Mode] [Daily Mode], are entitled to the benefit of the Letter of Credit, and do not constitute Company Bonds.

                  (3) The Trustee is making a Drawing under the Letter of Credit with respect to the Purchase Price of Bonds corresponding to principal of Bonds required to be delivered to the Trustee pursuant to Section 5.01(b) of the Ordinance and not remarketed on the date such Bonds are to be purchased.

                  (4) The amount of Purchase Price corresponding to such principal of such unremarketed Bonds is $__________ and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

                  (5) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the portion of the Purchase Price corresponding to principal of such unremarketed Bonds and was computed in accordance with the terms and conditions of the Bonds and the Ordinance.

                  (6) Payment is to be made in immediately available funds by [federal funds wire transfer to/deposit into] account number
         ________________  with  _________________  for  credit  to [the  Paying
         Agent/the Trustee].

                  (7) The draft accompanying this Certificate is not the Final Draft.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                    ---------------, ----.


                                             ---------------------------,
                                             as Trustee



                                             By:_________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT 4
                                                                 to the Letter
                                                                   of Credit


               CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF THE
                PURCHASE PRICE OF BONDS CORRESPONDING TO ACCRUED
                                   INTEREST ON
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of _______________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                  (2) The Bonds are in the [Flexible Mode with a Rate Period ending on or prior to the Scheduled Termination Date] [Weekly Mode] [Daily Mode], are entitled to the benefit of the Letter of Credit, and do not constitute Company Bonds.

                  (3) The Trustee is making a Drawing under the Letter of Credit with respect to the portion of the Purchase Price of Bonds corresponding to interest accrued on the Bonds required to be delivered to the Trustee pursuant to Section 5.01(b) of the Ordinance and not remarketed on the date such Bonds are to be purchased.

                  (4) The portion of the Purchase Price of Bonds corresponding to interest accrued on such unremarketed Bonds is $_________ and the amount of the draft accompanying this Certificate does not exceed such amount of accrued interest.

                  (5) Pursuant to Section 2(b) of the Letter of Credit, the aggregate amount drawn under the Letter of Credit in respect of the portion of the Purchase Price corresponding to interest accrued on such unremarketed Bonds [cannot exceed $[____________] (an amount equal to accrued and unpaid interest on such Bonds for the immediately preceding 209 days at an assumed interest rate of 12% per annum (computed on the basis of a year of 365 days))]// [cannot exceed $[__________] (an amount equal to accrued and unpaid interest on such Bonds for the immediately preceding 60 days at an assumed interest rate of 12% per annum (computed on the basis of a year of 365 days))]//, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

                  (6) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the portion of the Purchase Price corresponding to interest accrued on such unremarketed Bonds and was computed in accordance with the terms and conditions of the Bonds and the Ordinance.

                  (7) Payment is to be made in immediately available funds by [federal funds wire transfer to/deposit into] account number
         ________________  with  _________________  for  credit  to [the  Paying
         Agent/the Trustee].

                  (8) The draft accompanying this Certificate is not the Final Draft.


         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                  ---------------, ----.


                                             ---------------------------,
                                             as Trustee



                                             By:_________________________
                                                Name:
                                                Title:


----------
//   This bracketed text to be used when the draw is with respect to Bonds that are in the Flexible Mode.
//   This bracketed text to be used when the draw is with respect to Bonds that are in the Weekly or Daily Mode.

                                                                     EXHIBIT 5
                                                                   to the Letter
                                                                     of Credit


                   CERTIFICATE FOR THE PAYMENT OF FINAL DRAFT
                                   RELATING TO
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of _______________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                  (2) The Bonds are in the [Flexible Mode] [Weekly Mode] [Daily Mode], are entitled to the benefit of the Letter of Credit, and do not constitute Company Bonds.

                  (3) The Trustee is making a Drawing under the Letter of Credit in the aggregate amount of $________ with respect to

                           (a) the payment of principal of the Bonds in
                  accordance with Section [5.01(a)] [5.01(b)] of the Ordinance; and

                           (b) the payment of  interest  accrued on the Bonds in
                  accordance with Section [5.01(a)] [5.01(b)] of the Ordinance.

                  (4) The aggregate amount which is due and payable with respect to the Bonds (or which has been declared to be due and payable) is $________, corresponding to

                           (a) principal of the Bonds in the aggregate amount
                  of $________, and

                           (b) interest on the Bonds in the aggregate amount
                  of $________.

                  (5) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of principal of, and interest on, the Bonds, and was computed in accordance with the terms and conditions of the Bonds and the Ordinance.

                  (6) Payment is to be made in immediately available funds by [federal funds wire transfer to/deposit into] account number
         ________________  with  _________________  for  credit  to [the  Paying
         Agent/the Trustee].

                  (7) The draft accompanying this Certificate has been presented to the Bank following the [the occurrence of an Event of Default under the Ordinance] [a mandatory redemption of the Bonds made pursuant to notice from the Bank to the Trustee pursuant to clause (2)(ii) of
         Section 17 of the Reimbursement Agreement, substantially in the form of
         Exhibit 9 to the Letter of Credit].

                 (8) The draft accompanying this Certificate is the Final Draft.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                   ---------------, ----.


                                          ---------------------------,
                                          as Trustee



                                          By:_________________________
                                             Name:
                                             Title:

                                                                  EXHIBIT 6
                                                                to the Letter
                                                                  of Credit


                          CERTIFICATE FOR THE PERMANENT
                      REDUCTION OF LETTER OF CREDIT AMOUNT
                         OF LETTER OF CREDIT NO. 3003595
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of ______________, as trustee (the "Trustee"), hereby certifies to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Ordinance for the holders of the Bonds.

                  (2) The aggregate principal amount of the Outstanding Bonds has been reduced by $_____________ to $________________.

                  (3) The Principal Component is hereby correspondingly reduced by $_______________ to $____________.

                  (4)  The Interest Component is hereby reduced, as applicable:

                           (a) by $______________ to $_________// to reflect the
                  maximum amount of interest due on each Interest Payment Date with respect to Bonds in the Flexible Mode allocable to the reduced amount of principal set forth in Section (3) hereof; and


----------
//   Equal to the principal amount in paragraph (2) times 12% times 209/365.

                           (b) by $______________ to $_________// to reflect the
                  maximum amount of interest due on each Interest Payment Date with respect to Bonds in the Daily or Weekly Mode allocable to the reduced amount of principal set forth in Section (3) hereof.


         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                   ---------------, ----.


                                           ---------------------------,
                                           as Trustee



                                           By:_________________________
                                              Name:
                                              Title:



----------
//   Equal to the principal amount in paragraph (2) times 12% times 60/365.

                                                                     EXHIBIT 7
                                                                 to the Letter
                                                                     of Credit

                             INSTRUCTION TO TRANSFER
                          LETTER OF CREDIT NO. 3003595
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)


         The undersigned, a duly authorized officer of _______________, as trustee (the "Trustee"), hereby irrevocably instructs Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, to transfer all rights of the Trustee to draw under the Letter of Credit to

-------------------------------------------------------
(Name of Transferee)

-------------------------------------------------------
(Address)

         The transferee has succeeded the undersigned as Trustee under Ordinance No. 97-1052, adopted January 28, 1997 by the City of Farmington, New Mexico relating to the Pollution Control Revenue Refunding Bonds, 1997 Series A (Public Service Company of New Mexico San Juan Project).

         The Letter of Credit is attached hereto and is being surrendered to the Bank herewith.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
                  ---------------, ----.

                                           ---------------------------,
                                           as Trustee

                                           By:_________________________
                                              Name:
                                              Title:

                                                                    EXHIBIT 8
                                                                  to the Letter
                                                                    of Credit


                               NOTICE OF AMENDMENT
                         OF LETTER OF CREDIT NO. 3003595
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of Bank of America National Trust and Savings Association (the "Bank"), hereby certifies to _________________, as trustee (the "Trustee"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that the Scheduled Termination Date of the Letter of Credit has been extended to __________ __,
____.

         This amendment is to be attached to the Letter of Credit and is made an integral part thereof immediately upon the execution and delivery hereof.

IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate as of _______________, ____.


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By:_________________________
                                      Name:
                                     Title:

                                                                     EXHIBIT 9
                                                                  to the Letter
                                                                     of Credit


                         NOTICE OF MANDATORY REDEMPTION
                                   RELATING TO
                          LETTER OF CREDIT NO. 3003595
                            POLLUTION CONTROL REVENUE
                         REFUNDING BONDS, 1997 SERIES A
             (PUBLIC SERVICE COMPANY OF NEW MEXICO SAN JUAN PROJECT)



         The undersigned, a duly authorized officer of Bank of America National Trust and Savings Association (the "Bank"), hereby notifies _________________, as trustee (the "Trustee"), with reference to Irrevocable Letter of Credit No. 3003595 (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that an Event of Default (as defined in the Reimbursement Agreement) has occurred. Accordingly, pursuant to clause
(2)(ii) of Section 17 of the Reimbursement Agreement, the Bank notifies the Trustee pursuant to Section 3.01(c) of the Ordinance of a mandatory redemption of the Bonds.

IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate as of _______________, ____.


                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION


                                 By:_________________________
                                      Name:
                                     Title:

                                                                EXHIBIT B
                                                         (to the Reimbursement
                                                               Agreement)



                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (as amended or modified from time to time, this "Pledge Agreement"), dated as of February 1, 1997, made by PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Company"), as pledgor, in favor of FIRST SECURITY BANK OF NEW MEXICO, N.A., as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank"), as pledgee,

                              W I T N E S S E T H:

         WHEREAS, the City of Farmington, New Mexico (the "Issuer"), has agreed with the Company to issue its Pollution Control Revenue Refunding Bonds, 1997 Series A (Public Service Company of New Mexico San Juan Project) (the "Bonds") under that certain Ordinance No. 97-1052 adopted January 28, 1997 (as supplemented by Resolution No. 97-870, adopted January 28, 1997, and as amended by Ordinance No. 97-1053, adopted February 11, 1997, and as hereafter modified, altered, amended, supplemented or confirmed by any and all ordinances supplemental thereto or amendatory thereof adopted from time to time pursuant thereto, the "Ordinance");

         WHEREAS, First Security Bank of New Mexico, N.A., a national banking association, has been appointed as trustee under the Ordinance (in such capacity, together with its duly appointed successors, the "Trustee");

         WHEREAS, the Company and the Bank have entered into that certain Reimbursement Agreement dated as of February 1, 1997 (as amended or modified from time to time, the "Reimbursement Agreement"), pursuant to which the Bank has agreed to issue the Letter of Credit to the Trustee for the account of the Company in order to support certain payments with respect to the Bonds; and

         WHEREAS, it is a condition precedent under the Reimbursement Agreement to the obligation of the Bank to issue the Letter of Credit that the Company shall have executed and delivered this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in order to induce the Bank to issue the Letter of Credit, the Company agrees, for the benefit of the Bank, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Bank" is defined in the preamble.

         "Bonds" is defined in the first recital.

         "Collateral Agent" defined in the preamble.

         "Company" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Issuer" defined in the first recital.

         "Ordinance" is defined in the first recital.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Bond" means each "Company Bond" as defined in the Ordinance.

         "Pledged Property" means all Pledged Bonds, and all other pledged bonds, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Company to the Bank for the purpose of pledge under this Pledge Agreement or the Ordinance, and all proceeds of any of the foregoing.

         "Reimbursement Agreement" is defined in the third recital.

         "Secured Obligations" is defined in Section 2.2.

         "Trustee" is defined in the second recital.

         "U.C.C." means the Uniform Commercial Code as in effect in State of New York.

         SECTION 1.2. Reimbursement Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Reimbursement Agreement.

            SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. The Company hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent, for the benefit of the Bank, and hereby grants to the Collateral Agent, for the benefit of the Bank, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) each Pledged Bond from time to time outstanding under the Ordinance;

                  (b) all other Pledged Property, whether now or hereafter delivered to the Bank in connection with this Pledge Agreement, subject to clause (b) of Section 26 of the Reimbursement Agreement;

                  (c) all interest and other payments and rights with respect to any Pledged Property; and

                  (d) all proceeds of any of the foregoing.

         SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all obligations of the Company to the Bank now or hereafter existing under the Reimbursement Agreement and each Related Document to which the Company is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise (all such obligations of the Company being the "Secured Obligations"). The Company hereby consents to the Collateral Agent acting as the agent of the Bank for the purpose of perfecting the security interest of this Pledge Agreement and of holding the Collateral for the benefit of the Bank pursuant to this Pledge Agreement.

         SECTION 2.3. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full of all Secured Obligations,

                  (b) be binding upon the Company and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Bank and its successors, transferees and assigns.

         SECTION 2.4. Payments on the Bonds. If, while this Pledge Agreement is in effect, the Company shall become entitled to receive or shall receive any interest or other payment in respect of the Pledged Bonds or any other Pledged Property, the Company agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same forthwith to the Bank. The Company instructs and authorizes the Collateral Agent to hold and receive on the Bank's behalf and to deliver forthwith to the Bank any payment received by it in respect of the Pledged Bonds (including the proceeds of any remarketing of the Pledged Bonds) or any other Pledged Property. All such payments in respect of the Pledged Bonds or other Pledged Property which are paid to the Bank shall be credited against the Secured Obligations as the Bank may determine.

         SECTION 2.5. Termination of Pledge Agreement. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Company. Upon any termination hereunder, the Collateral Agent will, at the Company's sole expense, deliver to the Trustee, without representation, warranty or recourse of any kind whatsoever, all instruments evidencing the Pledged Bonds, together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to the Company and any clearing corporation or financial intermediary described in clause (b) of Section 2.6 such documents as the Company shall reasonably request to evidence such termination.

       SECTION 2.6.  Delivery of Collateral to the Bank; Registration of Pledge.

                  (a) If an Event of Default has occurred and is continuing, upon notice by the Bank to the Collateral Agent (which notice shall direct the Collateral Agent to take the action referred to in this clause (a)), the Collateral Agent shall deliver all certificates or instruments (if any) representing or evidencing any Pledged Bonds or other Collateral in its possession to the Bank, and the Bank may, without notice, exercise all rights, privileges or options pertaining to any such Pledged Bonds or other Collateral as if it were absolute owner of such Pledged Bonds or other Collateral, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of those rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) Promptly upon any Bonds becoming Pledged Bonds, the Company shall cause the Collateral Agent to receive (i) evidence that entries have been made on the books of a clearing corporation (as defined in Section 8-102 of the U.C.C.) to effect the "delivery" of the Pledged Bonds to the Collateral Agent and the pledge of the Pledged Bonds to the Collateral Agent, for the benefit of the Bank, as provided in, and in accordance with, Section 8-320 of the U.C.C., or (ii) evidence that a financial intermediary has identified the Pledged Bonds as having been pledged to the Collateral Agent and has supplied the Collateral Agent with confirmation thereof (including, if requested by the Collateral Agent, the delivery to the Collateral Agent of a notice from the Company to the financial intermediary substantially in the form of Attachment I hereto, duly acknowledged by the financial intermediary), all as provided in, and in accordance with, Section 8-313(1)(d)(i) of the U.C.C. (including the requirement of specificity required therein), which evidence shall have been delivered to the Collateral Agent, all in form and substance satisfactory to the Collateral Agent and the Bank; provided, however, that in any event, all other necessary and appropriate action and approvals shall have been taken or received to grant to the Collateral Agent a first priority fully perfected security interest in the Pledged Bonds.

         SECTION 2.7. No Disposition. The Company agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any liens, security interests, options or other charges or encumbrances with respect to all or any part of the Collateral, except for the security interest of this Pledge Agreement.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Warranties, etc. The Company represents and warrants unto the Bank, as at the date of each pledge and delivery hereunder by the Company to the Collateral Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Company is or will be the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Collateral Agent.

         SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Pledge Agreement, together with the delivery of such Collateral to the Collateral Agent (or, to the extent any Collateral is in book-entry form, upon the making of appropriate entries in the relevant books and records of any clearing corporation or financial intermediary, as the case may be, which entries in the case of all relevant Collateral, will be made promptly upon any such property becoming Collateral hereunder), are effective to create a valid, perfected, first priority security interest in favor of the Collateral Agent for the benefit of the Bank, in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.


                                   ARTICLE IV
                              THE COLLATERAL AGENT

         SECTION 4.1. Collateral Agent Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Collateral Agent the Company's attorney-in-fact, with full power of substitution and full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Bank's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

                  (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

The Company hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 4.2. Collateral Agent May Perform. Either the Collateral Agent or the Bank may from time to time, at its option, perform any act which the Company agrees hereunder to perform and which the Company shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent or the Bank may from time to time take any other action which the Collateral Agent or the Bank reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and the expenses of the Collateral Agent and the Bank incurred in connection therewith shall be payable by the Company pursuant to Section 5.5.

         SECTION 4.3. Collateral Agent Has No Duty. The powers and discretionary rights conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Bank) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 4.4. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property consisting of negotiable instruments.


                                    ARTICLE V
                                    REMEDIES

         SECTION 5.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)      The Bank may

                           (i) transfer all or any part of the  Collateral  into
                  the name of the Bank or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Bank of any amount due or to become due thereunder,

                           (iii) enforce  collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Company's name to allow collection of Collateral,

                           (v) take control of any proceeds of the Collateral, and

                           (vi) execute (in the name, place and stead of the Company) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 5.2. Compliance with Restrictions. The Company agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Bank is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Company further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Bank be liable or accountable to the Company for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 5.3. Application of Proceeds. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Bank against, all or any part of the Secured Obligations in such order as the Bank shall elect. Any surplus of such cash or cash proceeds held by the Bank and remaining after payment in full of all the Secured Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 5.4.  Sale of Collateral.

         (a) The Company recognizes that the Bank may resort to one or more private sales of the Collateral which may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

         (b) The Company further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any part of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, rules, regulations, orders or decrees, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Bank for which the Bank would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Company, and the Company waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Reimbursement Agreement.

         SECTION 5.5. Indemnity and Expenses. Neither the Collateral Agent nor the Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Pledge Agreement (except for its or such person's own gross negligence or willful misconduct). The Company hereby indemnifies and holds harmless the Collateral Agent and the Bank from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the Collateral Agent's or the Bank's gross negligence or wilful misconduct. Upon demand, the Company will pay to the Bank or to the Collateral Agent, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank or the Collateral Agent, as the case may be, may incur in connection with:

                  (a)  the   administration  of  this  Pledge   Agreement,   the
         Reimbursement Agreement and each other Related Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Bank or the Collateral Agent hereunder; or

                  (d) the failure by the Company to perform or observe any of the provisions hereof.

The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any written notice, certificate, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party. The Collateral Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. Related Document. This Pledge Agreement is a Related Document executed pursuant to the Reimbursement Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 6.2. Waivers, Amendments, etc. No waiver of any provision of this Pledge Agreement or consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No amendment to any provision of this Pledge Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         SECTION 6.3. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by telecopier, when such telecopy is transmitted to the telecopier number specified below and receipt of such telecopy is acknowledged by the party to which it was transmitted, (b) if given by mail, ten days after such communication is deposited in the mail with first-class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

         To the Company:
         Public Service Company of New Mexico
         Alvarado Square - MS 2702
         Albuquerque, New Mexico  87158
         Attention:   Treasurer
         Telephone:   (505) 241-2700
         Telecopier:  (505) 241-2369

         To the Bank:
         Bank of America National Trust and Savings Association
         555 South Flower Street
         10th Floor
         Los Angeles, California 90071
         Attention:   Bob Eaton
         Telephone:   (213) 228-5599
         Telecopier:  (213) 228-4062

         With a copy to:

         White & Case
         633 West Fifth Street
         Suite 1900
         Los Angeles, CA  90071
         Attention:   Neil W. Rust, Esq.
         Telephone:   (213) 620-7748
         Telecopier:  (213) 687-0758

         To the Collateral Agent:
         First Security Bank of New Mexico, N.A.
         40 First Plaza, N.W.
         3rd Floor
         Albuquerque, New Mexico 87102
         Attention:    Corporate Trust Services
         Telephone:    505-765-4124
         Telecopier:   505-765-4190

         SECTION 6.4. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 6.5. Further Assurances. The Company agrees that at any time and from time to time upon the written request of the Bank, the Company will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Pledge Agreement.

         SECTION 6.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 6.7. Counterparts. This Pledge Agreement may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

         SECTION 6.8. Successor Collateral Agent. In the event a successor trustee shall have been appointed under the Ordinance, the Collateral Agent may be removed and a successor collateral agent may be appointed by the Bank.

         SECTION 6.9. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT, THE REIMBURSEMENT AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              PUBLIC SERVICE COMPANY OF NEW MEXICO


                              By _________________________________
                                  Name:
                                  Title:


                              BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION


                              By _________________________________
                                  Name:
                                  Title:


                              FIRST SECURITY BANK OF NEW MEXICO, N.A.


                              By _________________________________
                                  Name:
                                  Title:

                                                                  ATTACHMENT I
                                                           (to Pledge Agreement)

                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                            Alvarado Square - MS 2702
                          Albuquerque, New Mexico 87158

                                                         ____________ __, 19__

[Name of financial intermediary]

--------------------------------

--------------------------------
Attention: __________________

Ladies and Gentlemen:

         Public Service Company of New Mexico (the "Company") is or will be from time to time the beneficial owner of the book entry form bonds issued by the City of Farmington, New Mexico and known as the "Pollution Control Revenue Refunding Bonds, 1997 Series A (Public Service Company of New Mexico San Juan Project) (the "Pledged Bonds") which are currently held in one of your nominee names pursuant to custodial account arrangements between the Company and you.

         Effective as of the date hereof, the Company pledges, assigns and hypothecates to Bank of America National Trust and Savings Association (the "Bank") and grants to the Bank a first priority security interest in, the Pledged Bonds and all proceeds thereof, all pursuant to the Pledge Agreement dated as of February 1, 1997 (the "Pledge Agreement") made by the Company in favor of the Bank.

         The Company hereby requests and instructs you to mark your books and records to reflect the pledge of the Pledged Bonds and all proceeds thereof to the Bank and to assure that, unless and until the Bank gives you written notice to the contrary, the Pledged Bonds and all proceeds thereof will be held by you subject to the terms and conditions of the Pledge Agreement and that, if such Pledged Bonds become evidenced by certificates, such certificates will immediately be turned over to the Bank in pledge.

                                Very truly yours,

                                PUBLIC SERVICE COMPANY OF NEW MEXICO

                                By ____________________________
                                     Name:
                                     Title:


Books and Records So Marked:

[Insert name of
  Financial Intermediary]


By__________________________
    Name:
    Title: